Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2004

UNITED NATIONAL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	98-0417107
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

WALKER HOUSE, 87 MARY STREET
P.O. BOX 908GT
GEORGE TOWN, GRAND CAYMAN
CAYMAN ISLANDS
(Address of principal executive offices)

Registrant’s telephone number, including area code: (345) 949-0100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 3, 2004, United National Group, Ltd. issued a press release announcing its financial results for the quarter and nine months ended September 30, 2004, the text of which is furnished herewith as Exhibit 99.1, and is incorporated by reference into this Item 2.02 as if fully set forth herein.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 8.01. OTHER EVENTS.

On November 3, 2004, United National Group, Ltd. issued a press release announcing its financial results for the quarter and nine months ended September 30, 2004, the text of which is furnished herewith as Exhibit 99.1, and is incorporated by reference into this Item 8.01 as if fully set forth herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Description of Exhibit
99.1	United National Group, Ltd. Press Release dated November 3, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATIONAL GROUP, LTD. (Registrant)
Dated: November 3, 2004	By:	/s/ David R. Bradley
		Name:	David R. Bradley
		Title:	Chief Executive Officer

EXHIBIT INDEX

No.	Description
99.1	United National Group, Ltd. Press Release dated November 3, 2004.

2